EXECUTION COPY

AMENDMENT NO. 4

TO

CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) dated as of December 10, 2007 is among ArvinMeritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, a company organized under the laws of Ireland, (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, the Borrowers wish to amend the Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:

1.            Amendments. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

(a) Collateral

(i)           Section 1.1 of the Credit Agreement is hereby amended to amend the definition of “Secured Obligations” by inserting “and (iii) all Foreign Obligations owing to any Lender or any Affiliate of any Lender” at the end of such definition.

(ii)          Section 1.1 of the Credit Agreement is hereby amended to insert the following definitions in the proper alphabetical location:

“Foreign Obligations” means all Hedging Obligations and all Foreign Treasury Obligations, in each case of any Foreign Subsidiary owing to any Lender or any Affiliate of any Lender; provided, that Foreign Obligations shall not include any such obligations that are secured by any Lien other than a Lien in favor of the Administrative Agent, for the benefit of the Holders of Secured Obligations, pursuant to the Collateral Documents in connection with this Agreement.

CH1 4071147v.10

“Foreign Treasury Obligations” means all obligations and liabilities incurred by any Foreign Subsidiary with respect to treasury management services (including without limitation controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services, overdraft liabilities and netting and pooling arrangements) and card services (including without limitation commercial credit cards, purchasing cards and stored value cards).

(iii)         Section 1.4 (C) of the Credit Agreement is hereby amended to (A) insert at the end of the first sentence thereof the following phrase: “and each Foreign Subsidiary” and (B) insert immediately following the phrase “Upon failure by any Domestic Subsidiary Guarantor” the following phrase: “or any Foreign Subsidiary”.

(iv)         Section 12.4 of the Credit Agreement is hereby amended to delete clauses (G), (H) and (I) thereof and insert the following clauses (G), (H) and (I):

(G)         seventh, to the ratable payment of the Hedging Obligations (excluding Foreign Obligations) constituting Secured Obligations;

(H)         eighth, to the ratable payment of the Treasury Obligations (excluding Foreign Obligations) constituting Secured Obligations;

(I)           ninth, to the ratable payment of Foreign Obligations constituting Secured Obligations, and to all other Secured Obligations;

(b)      Negative Covenants

(i)           The definition of “Restricted Payment” set forth in Section 1.1 of the Credit Agreement is hereby amended to insert prior to the phrase “or any Disqualified Stock” the following phrase: “, any note issued under any indenture or Senior Note Indenture (excluding any notes maturing in 2008 or 2009 and issued under the 1990 Senior Note Indenture or the 1998 Senior Note Indenture and also excluding any Permitted Refinancing Indebtedness of Indebtedness issued under a Senior Note Indenture)”.

(ii)          Section 7.3(A) of the Credit Agreement is hereby amended to delete clauses (ix) and (x) thereof and insert therefor the following clause (ix):

(ix)       Unsecured Indebtedness of the Company or any Domestic Subsidiary Guarantor not otherwise permitted under this Section 7.3(A) in an aggregate outstanding principal amount not to exceed $300,000,000 at any time; provided, an amount in excess of $300,000,000 may be incurred if, not less than five (5) Business Days prior to such incurrence, the Company shall deliver to the Administrative Agent and the Lenders a certificate from a Designated Financial Officer demonstrating to the reasonable satisfaction of the Administrative Agent that after giving effect to such incurrence, on a pro forma basis acceptable to the Administrative Agent, as if such incurrence had occurred on the first day of the twelve-month period ending on the last day of the Company’s most recently completed fiscal quarter for which financial statements are publicly available, the

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Interest Coverage Ratio as of the end of such fiscal quarter was equal to or greater than 2.00:1.00;

(iii)         Section 7.3(G) of the Credit Agreement is hereby amended to (A) delete the proviso to clause (iii) thereof, (B) delete the word “and” appearing at the end of clause (iii) thereof, (C) delete the period appearing at the end of clause (iv) thereof and insert therefor the following phrase: “ and” and (D) insert at the end thereof the following clause (v):

(v)          the aggregate consideration for such Acquisition, in the aggregate with the consideration for all other Acquisitions consummated since December 10, 2007, shall not exceed the sum of (i) $100,000,000 plus (ii) an amount equal to the net cash proceeds received by the Company or any Domestic Subsidiary on or after December 10, 2007 from the divestiture of the equity interest in, or assets of, any Foreign Subsidiary.

(c)           Financial Covenants

(i)           Section 1.1 of the Credit Agreement is hereby amended to delete each of the following definitions in its entirety: “Debt Ratio”, “Fixed Charge Coverage Ratio” and “Total Indebtedness”.

(ii)          Section 1.1 of the Credit Agreement is hereby amended to insert each of the following definitions in the proper alphabetical location:

“Interest Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) EBITDA for the four consecutive fiscal quarters then ended on such date to (b) Interest Expense for such four fiscal-quarter period.

“Senior Secured Debt Ratio” means, as of the last day of any fiscal quarter, the ratio of (i) the aggregate outstanding Dollar Amount of the Revolving Loans, Swing Line Loans and Reimbursement Obligations, in each case as of such date to (ii) EBITDA for the four consecutive fiscal quarters then ended on such date.

(iii)         Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.4	Financial Covenants.

(A)          Senior Secured Debt Ratio. The Company shall not permit its Senior Secured Debt Ratio, calculated on a consolidated basis for the Company and its Subsidiaries, to exceed (i) 2.50 to 1.00 on the last day of any fiscal quarter from the Closing Date through and including the fiscal quarter ending March 31, 2009 and (ii) 2.00 to 1.00 on the last day of any fiscal quarter thereafter.

(B)          Capital Expenditures. The Company shall not, and shall not permit any of its Subsidiaries to, incur Capital Expenditures during any fiscal year in an aggregate amount for the Company and its Subsidiaries in excess of the CapEx

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Cap Amount with respect to such fiscal year. As used herein, “CapEx Cap Amount” means, with respect to any fiscal year, $210,000,000; provided, that such amount for any fiscal year shall be increased by an amount equal to the excess, if any, of such the CapEx Cap Amount for the previous Fiscal Year (as calculated without giving effect to this proviso) over the actual amount of Capital Expenditures incurred by the Company and its Subsidiaries during such previous fiscal year:

(d)          Pricing Schedule. The rows of the Pricing Schedule attached to the Credit Agreement pertaining to the “Applicable Commitment Fee Percentage,” the “Applicable Floating Rate Margin (Revolving Loans)” and the “Applicable Eurocurrency Margin (Revolving Loans) and Applicable L/C Fee Percentage” are hereby amended and restated in their entirety to read as follows:

RATING	> Baa3 and > BBB-	Ba1 and BB+	Ba2 and BB	Ba3 and BB-	< Ba3 or < BB-
Applicable Commitment Fee Percentage	0.25%	0.30%	0.50%	0.50%	0.50%
Applicable Floating Rate Margin (Revolving Loans)	0.25%	0.75%	1.25%	1.50%	1.75%
Applicable Eurocurrency Margin (Revolving Loans) and Applicable L/C Fee Percentage	1.25%	1.75%	2.25%	2.50%	2.75%

2.            Commitment Reduction. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Aggregate Revolving Loan Commitment is hereby reduced to $700,000,000. The new Revolving Loan Commitments of the Lenders, after giving effect to such reduction, are set forth on Annex I hereto.

3.            Conditions Precedent. This Amendment shall become effective as of the date first above written if, and only if, (a) the Administrative Agent has received (i) duly executed copies of this Amendment from the Borrowers and the Required Lenders, (ii) duly executed copies of the Reaffirmation in the form of Attachment A attached hereto from each Subsidiary Guarantor and (iii) for the ratable account of each Revolving Lender which executes and delivers its signature page hereto as and when required by the Administrative Agent, an amendment fee equal to 0.25% of such Revolving Lender’s Revolving Loan Commitment (as reduced hereby) on the date hereof and (b) the Company shall have paid all fees and expenses

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(including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.

4.            Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

(a)          Each Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended hereby. The execution and delivery by each Borrower of this Amendment, and the performance of its obligations under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by proper corporate, partnership or limited liability company proceedings (or analogous acts in the case of the Subsidiary Borrower).

(b)          This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

(c)          Neither the execution and delivery by the Borrowers of this Amendment, nor the consummation of the transactions contemplated herein and in the Credit Agreement, as amended hereby, nor compliance with the provisions hereof or thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Credit Agreement, as amended hereby.

(d)          Each representation and warranty by the Borrowers in Article VI of the Credit Agreement, as amended hereby, is true and correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

(e)          Upon the effectiveness of this Amendment, no Default or Unmatured Default exists under the terms of the Credit Agreement.

5.	Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein”

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or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)          Except as specifically amended above, the Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, each Borrower hereby reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents.

(c)          Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.            Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

ARVINMERITOR, INC., as a Borrower

By:	/s/ Mary A. Lehmann
Name: Mary A. Lehmann
Title: Senior Vice President, Strategic Initiatives, and Treasurer

ARVINMERITOR FINANCE IRELAND, as a Borrower

By:	/s/ Scott E. Stevens
Name: Scott E. Stevens
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

CITICORP NORTH AMERICA, INC.,
as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

ABN AMRO BANK N.V., as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

LEHMAN COMMERCIAL PAPER INC.,
as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

NATIONAL CITY BANK OF THE
MIDWEST, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

BANK OF TOKYO-MITSUBISHI UFJ
TRUST COMPANY, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

COMERICA BANK, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

THE BANK OF NEW YORK, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

BAYERISCHE LANDESBANK,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

BANK AUSTRIA CREDITANSTALT AG,
as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

LANDESBANK BADEN-WUERTTEMBERG, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

THE FOOTHILL GROUP, INC., as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORP., as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 4 to Credit Agreement

ANNEX I

Revolving Loan Commitments

Lender	Revolving Loan Commitment
JPMorgan Chase Bank, National Association	$71,428,571.43
Citicorp North America, Inc.	$64,285,714.28
BNP Paribas	$60,714,285.71
ABN AMRO Bank N.V.	$60,714,285.71
UBS Loan Finance LLC	$60,714,285.71
Bank of America, N.A.	$46,428,571.43
Lehman Commercial Paper Inc.	$42,857,142.86
Bank of Tokyo-Mitsubishi UFJ Trust Company	$35,714,285.72
The Royal Bank of Scotland PLC	$35,714,285.72
SunTrust Bank	$35,714,285.72
Bank Austria Creditanstalt AG	$34,285,714.28
Comerica Bank	$28,571,428.57
National City Bank of The Midwest	$21,428,571.43
Fifth Third Bank	$21,428,571.43
Landesbank Baden-Wuerttemberg	$17,857,142.85
The Bank of Nova Scotia	$17,857,142.85
Bayerische Landesbank	$15,714,285.71
The Bank of New York	$14,285,714.29
The Foothill Group, Inc.	$7,142,857.14
General Electric Capital Corp.	$7,142,857.14
Total	$700,000,000

ATTACHMENT A

Reaffirmation

dated as of December 10, 2007

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to that certain Credit Agreement, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ArvinMeritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 4 is dated as of December 10, 2007 (the “Amendment”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain Subsidiary Guaranty, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including to add additional Subsidiary Guarantors, the “Subsidiary Guaranty”), by and among each of the undersigned in favor of the Administrative Agent, for the ratable benefit of the Holders of Secured Obligations, and acknowledges and agrees that the Subsidiary Guaranty and each other Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. Without limiting the foregoing, each of the undersigned hereby reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Effective as of the date first above written, (a) the second WHEREAS clause of the Subsidiary Guaranty is hereby amended to delete therefrom the phrase “(all of the obligations described in the foregoing clauses (i) and (ii), the “Guaranteed Obligations”) (all Loan Documents, all agreements evidencing such Hedging Obligations and all Treasury Agreements being referred to herein collectively as the “Transaction Documents”)” and to insert therefor the following phrase: “and (iii) all Foreign Obligations owing to any Lender or any Affiliate of any Lender (all of the obligations described in the foregoing clauses (i), (ii) and (iii), the “Guaranteed Obligations”) (all Loan Documents, all agreements evidencing such Hedging Obligations and Foreign Obligations and all Treasury Agreements being referred to herein collectively as the “Transaction Documents”)” and (b) Section 2 of the Subsidiary Guaranty is hereby amended to (i) delete from the first sentence thereof each occurrence of the phrase “the Borrowers and the Domestic Subsidiary Guarantors” and to insert therefor the following phrase: “the Borrowers, the Domestic Subsidiary Guarantors and the Foreign Subsidiaries” and (ii) delete from the second sentence thereof the phrase “any Borrower or any Domestic Subsidiary Guarantor” and to insert therefor the following phrase: “any Borrower, any Domestic Subsidiary Guarantor or any Foreign Subsidiary”.

A-1

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Signature Page to
Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

ARVINYL WEST, INC
ARVIN INTERNATIONAL HOLDINGS, LLC
ARVINMERITOR ASSEMBLY, LLC
ARVINMERITOR BRAKE HOLDINGS, INC.

ARVINMERITOR HOLDINGS MEXICO, LLC (successor to ArvinMeritor Holdings Mexico, Inc.)

ARVINMERITOR INVESTMENTS, LLC (successor to each of Meritor I Acquisition Corporation and Meritor Finance Cayman Islands, Ltd.)

ARVINMERITOR OE, LLC
ARVINMERITOR TECHNOLOGY, LLC
ARVIN REPLACEMENT PRODUCTS FINANCE, LLC
EUCLID INDUSTRIES, LLC
GABRIEL EUROPE, INC.
GABRIEL RIDE CONTROL PRODUCTS, INC.
MAREMONT CORPORATION
MAREMONT EXHAUST PRODUCTS, INC.
MERITOR HEAVY VEHICLE BRAKING SYSTEMS (U.S.A.), INC.
MERITOR HEAVY VEHICLE SYSTEMS, LLC
MERITOR HEAVY VEHICLE SYSTEMS (MEXICO), INC.
MERITOR HEAVY VEHICLE SYSTEMS (SINGAPORE) PTE., LTD.
MERITOR HEAVY VEHICLE SYSTEMS (VENEZUELA), INC.
MERITOR LIGHT VEHICLE SYSTEMS (SPAIN) INC.
MERITOR MANAGEMENT CORP.
MERITOR TECHNOLOGY, INC.
MERITOR TRANSMISSION CORPORATION
ARVINMERITOR FILTERS OPERATING CO., LLC
ARVINMERITOR FILTERS HOLDING CO., LLC
ARVIN TECHNOLOGIES, INC.
ARVINMERITOR, INC., a Nevada corporation
ARVIN INDUSTRIES FOREIGN SALES CORPORATION
ARVINMERITOR HOLDINGS, LLC
AVM, INC.

By:	/s/ Mary A. Lehmann
Name: Mary A. Lehmann
Title: Vice President and Treasurer

Signature Page to

Reaffirmation

(Amendment No. 4 to Credit Agreement)

ARVINMERITOR B.V.

By:	/s/ H. C. Nuijt
Name: H. C. Nuijt
Title: Managing Director

MERITOR HOLDINGS NETHERLANDS B.V.

By:	/s/ H. C. Nuijt
Name: H. C. Nuijt
Title: Managing Director

ARVINMERITOR LIMITED

By:	/s/ Daniel Hopgood
Name: Daniel Hopgood
Title: Director

ARVIN EUROPEAN HOLDINGS (UK) LIMITED

By:	/s/ Daniel Hopgood
Name: Daniel Hopgood
Title: Director

ARVINMERITOR SWEDEN AB

By:	/s/ Dan Johansson
Name: Dan Johansson
Title: Sole Manager/Member of Board

MERITOR LUXEMBOURG S.A.R.L.

By:	/s/ John A. Crable
Name: John A. Crable
Title: Sole Manager

Signature Page to

Reaffirmation

(Amendment No. 4 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by ARVIN CAYMAN ISLANDS, LTD.	)	/s/ Mary A. Lehmann
	)	Duly Authorised Signatory
)
	)	Name:	Mary A. Lehmann
)
	)	Title:	Vice President and Treasurer
)

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson

Address:	2135 West Maple Road
Troy, Michigan 48084
Occupation:	Attorney

(Note: These details are to be completed in the witness's own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 4 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by MERITOR CAYMAN ISLANDS, LTD.		)	/s/ Mary A. Lehmann
	)	Duly Authorised Signatory
)
	)	Name:	Mary A. Lehmann
)
	)	Title:	Treasurer
)

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson

Address:	2135 West Maple Road
Troy, Michigan 48084
Occupation:	Attorney

(Note: These details are to be completed in the witness's own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 4 to Credit Agreement)

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Signature Page to

Reaffirmation

(Amendment No. 4 to Credit Agreement)